(graphics: horizontal stripes)

          SUPERIOR        *           *              *

          ALL AMERICAN    * (graphics: a star        *
                             in the background
                             in a circle the words

                             "Save with a
                             -------------
                                 FREE
                             -------------
                             lifetime IRA")

          PERFORMANCE    *            *              *


     --------------           --------------            -------------
         30.30%                    16.78%                   11.30%
     ..............           ..............            .............
         1 year                    5 year                  10 year
     --------------           --------------            -------------
                              as of 12/31/97

           *              *                 *              *

                         4 STAR MORNINGSTAR RATING


Invest in America's best and biggest with U.S. Global Investors' All American Equity Fund. The Fund invests in all-American companies you know and trust. Companies with proven track records and consistent returns.

(company logo)

                   PUT YOUR TRUST IN
                         AMERICA BY CALLING
                              1-800-557-2297, EXT. 233

Free lifetime IRA applies to accounts with initial investments of $10,000 or more.

For more complete information about U.S. Global Investors' funds, including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or a loss when you sell shares.

Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five-, and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5%, and one star in the bottom 10%. Morningstar awarded the All American Equity Fund 2, 4, 3 and 1 stars out of 2143, 2143, 1187 and 638 domestic equity funds for the 1,3,5, and 10 year periods ended 9/30/97. B&B025